[THE BEARD COMPANY LOGO]
                                                                     Exhibit 99
THE BEARD COMPANY                                          News Release
Enterprise Plaza, Suite 320
 5600 North May Avenue                              Herb Mee, Jr., President
Oklahoma City, Oklahoma 73112
(405) 842-2333   OTCBB: BRCO

                                THE BEARD COMPANY
                             ANNOUNCES 2005 RESULTS

FOR IMMEDIATE RELEASE:  Tuesday, April 18, 2006

         Oklahoma City, Oklahoma --- The Beard Company (OTCBB:BRCO) today announced its financial results for 2005. The Company reported a net loss of $2,160,000, or $0.37 per share, on revenues of $1,379,000 in 2005, compared with net earnings of $937,000, or $0.18 per share, on revenues of $972,000, in 2004. On a diluted basis, 2005 reflected a net loss of $0.37 per common share versus net earnings of $0.14 per share in 2004.

         Herb Mee, Jr., President, stated: "The results for the current year are somewhat of an anomaly. 2005 reflected an operating loss of $1,717,000, virtually flat when compared with the 2004 operating loss of $1,700,000. The loss from continuing operations in 2005 totaled $2,302,000 versus earnings from continuing operations of $937,000 in 2004. A $2,943,000 gain on the McElmo Dome Settlement in 2004 accounted for most of the $3,239,000 difference. Increased interest expense of $305,000 in 2005 accounted for the rest of the difference."

         "Our 2005 results reflect the delay in getting our Pinnacle coal project started and a slower buildup of sales at our China fertilizer plant than originally projected," Mee continued. "Construction of the Pinnacle Project is moving ahead rapidly, and pictures of the site can now be viewed on our web site. We expect to have initial coal sales in June and anticipate that the China plant will become profitable in the 2006 third quarter. In short, we believe there are better days ahead."<F1>

         Our common stock is traded on the OTC Bulletin Board under the symbol:
BRCO. Our operations consist principally of coal reclamation activities, carbon dioxide (CO2) gas production, the construction and operation of fertilizer plants in China, and our e-commerce activities aimed at developing business opportunities to leverage starpay(TM)'s intellectual property portfolio of Internet payment methods and security technologies.

Fax Number (405) 842-9901                     Email:  hmee@beardco.com


                                                      THE BEARD COMPANY
                                                    Results of Operations
                                                                    For the Three Months                For the Year
                                                                      Ended December 31,             Ended  December 31,
                                                                  --------------------------    ---------------------------
                                                                           (Unaudited)                   (Audited)
                                                                      2005           2004          2005           2004
                                                                  -----------    -----------    -----------    -----------

Revenues..........................................................$   465,000    $   350,000    $ 1,379,000    $   972,000
Expenses..........................................................  1,073,000        849,000      3,096,000      2,672,000
                                                                  -----------    -----------    -----------    -----------

Operating loss ...................................................   (608,000)      (499,000)    (1,717,000)    (1,700,000)
Other income (expense) ...........................................   (225,000)       (66,000)      (550,000)     2,755,000
                                                                  -----------    -----------    -----------    -----------

Earnings (loss) before income taxes ..............................   (833,000)      (565,000)    (2,267,000)     1,055,000
Income tax benefit (expense)......................................     (1,000)        18,000        (35,000)      (118,000)
                                                                  -----------    -----------    -----------    -----------

Earnings (loss) from continuing operations........................   (834,000)      (547,000)    (2,302,000)       937,000

Earnings (loss) from discontinued operations......................     (2,000)        (4,000)       142,000             --
                                                                  -----------    -----------    -----------    -----------

                                                                 ($   836,000)  ($   551,000)  ($ 2,160,000)   $   937,000
                                                                  ===========    ===========    ===========    ===========

Net earnings (loss) per average common share outstanding: Basic<F2>:
    Earnings (loss) from continuing operations ...................$     (0.14)   $     (0.10)   $     (0.39)   $      0.18
    Earnings (loss) from discontinued operations .................$     (0.00)   $     (0.00)   $      0.02    $        --
                                                                  -----------    -----------    -----------    -----------
    Net earnings (loss) ..........................................$     (0.14)   $     (0.10)   $     (0.37)   $      0.18
                                                                  ===========    ===========    ===========    ===========

    Diluted<F2>:
    Earnings (loss) from continuing operations ...................$     (0.14)   $     (0.10)   $     (0.39)   $      0.14
    Earnings from discontinued operations ........................$     (0.00)   $     (0.00)   $      0.02    $        --
                                                                  -----------    -----------    -----------    -----------
    Net earnings (loss) ..........................................$     (0.14)   $     (0.10)   $     (0.37)   $      0.14
                                                                  ===========    ===========    ===========    ===========

Weighted average common shares outstanding:
     Basic .......................................................  5,757,000      5,498,000      5,888,000      5,215,000
                                                                  ===========    ===========    ===========    ===========
     Diluted .....................................................  5,757,000      5,498,000      5,888,000      6,478,000
                                                                  ===========    ===========    ===========    ===========
_______________

<F1>
     Statements regarding future profitability and operations, including the timing of those activities, are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act. The statements involve risks that could significantly impact The Beard Company. These risks include, but are not limited to, adverse general economic conditions, unexpected costs or delays or other unexpected events, as well as other risks discussed in detail in our filings with the Securities and Exchange Commission. We assume no duty to update or revise our forward-looking statements based on changes in internal estimates or otherwise.
<F2>
     Basic earnings (loss) per share are computed by dividing earnings (loss) attributable to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per common share reflect the potential dilution that could occur if our outstanding stock options and warrants were exercised (calculated using the treasury stock method) and if our preferred stock was converted to common stock.

                                                          # # # # #

     FOR FURTHER INFORMATION CONTACT:

     Herb Mee, Jr., President
     THE BEARD COMPANY
     e-mail:  hmee@beardco.com
     Telephone:  (405) 842-2333
     Fax:  (405) 842-9901